KHAN GROWTH FUND

                           UNAUDITED SEMIANNUAL REPORT

                           714 FM 1960 WEST SUITE 201
                                HOUSTON TX 77090
                                  JUNE 30, 1998

INVESTMENT ADVISOR                              CUSTODIAN
Khan Investment Inc.                            Star Bank
714 FM 1960 West, Suite 201                     425 Walnut Street, M.L. 6118
Houston, TX 77090                               Cincinnati, Ohio 45202

TRANSFER AGENT                                  AUDITORS
American Data Services                          KPMG Peat Marwick LLP
P. O. Box 5536                                  700 Lousiana Street
Hauppauge, New York 11788-0123                  Houston, Texas 77002


Dear Fellow Shareholders:

      As always it gives us here at Khan Funds great pleasure to provide you with our 1998 Semi-Annual report of the Khan Growth Fund. It is with excitement and enthusiasm that we desire to address our performance this past six months, possible upcoming economic concerns, and our investment direction for the next six months. For the period ending June 30th of 1998, the Khan Growth Fund has had a year to date return of 19.8%. Which compares with the Standard & Poor's 500 index return of 17.71%. Since the inception of the Khan Growth Fund on July 9th of 1997 the total investment return is 24.8% as compared to Standard & Poor's 500 index total return of 27.6%.

      Our Performance this year has been strong primarily due to participation in the health care sector's rise. We at Khan Funds have and will continue to focus our attentions on this side of the market, and, we believe, our long-term investment in Bristol Myers Squibb, Pfizer and Merck will continue to crease shareholder wealth in the next upcoming quarters. Furthermore we enjoyed robust gains from our investment in General Electric, Berkshire Hathaway, Chrysler and Microsoft. Both the first and second quarters of the year were marred by the weakened markets in Asia and concerns over technology issues as we had predicted. While companies heavily exposed to these foreign were affected, our defensive strategy in primarily quality domestic offerings has and should ultimately continue to produce returns to our shareholders while reducing risk exposure.

PORTFOLIO COMPOSITION

      Since the beginning of 1998, the fund had 2.32% of its net assets in short term investments, the remaining in diversified common stocks, with an emphasis on the healthcare and capital goods sectors. Though our primary focus leans towards an investment in equities, a fair percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.

ECONOMIC OUTLOOK

      The resilience of the U.S. economy was shown in the last six months when in spite of a dwindling Asian economy and expected slowdown in consumer spending, the GDP rose 5.4% in the first quarter alone. Because of the robust growth in the first half of 1998, GDP growth should slow to a gain of 1.5% over the next two quarters. Corporate Profits should continue to be strong, yet revenue growth may slow to more sustainable growth levels. The Federal Reserve Bank still seems reluctant to increase interest rates, showing their confidence in the growth experienced by the U.S. economy. The prospect of low inflation, declining interest rates, a balanced budget and sound monetary policy by the Federal Reserve has created an essential mechanism for the economy to continue to excel. With the eventual stabilization of U.S. and World economies, the strategy of the Khan Growth Fund will remain steadfast in its focus and directives.

INVESTMENT STRATEGY

      The strategy of the Fund has been that of investing in the common stock of large capitalization companies which we believe provide value based on growth of future operating cash flow. We will continue to conduct extensive analysis of the underlying fundamentals of the company, while using technical analysis to take advantage of market inefficiencies. Finally, variable factors such as management performance, consumer trends, industry and sector dominance, and projection models are used to establish the continued investment worthiness of Khan Growth Fund holdings.

      Here at Khan Funds, our most important asset is you, our shareholders. Through our mutual trust and dependence, we strive for conviction from both ourselves and from you in our investment philosophy. We look forward to what lies ahead in our financial futures and together strive for excellence. The management of the Khan Growth Fund intentionally invests in the fund. We believe that our investment into large quality companies limits market speculation and sensitivity. Furthermore, consistency is a goal we strive for as we look to the next half of 1998 and beyond.

S. D. Khan

Chairman Khan Funds

AUGUST 11, 1998

THE OUTLOOK AND OPINION EXPRESSED ABOVE REPRESENT THE VIEW OF THE INVESTMENT ADVISOR AS OF AUGUST 11, 1998, AND ARE SUBJECT TO CHANGE AS MARKET AND ECONOMIC EVENTS UNFOLD..

KHAN GROWTH FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to two benchmark indexes. It is intended to give you a general idea how your Fund performed compared to the stock market over the period 1/1/98 -6/30/98. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with sales charges and includes Fund expenses and management fees. An index reflects the investment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

COMPARATIVE INVESTMENT RETURNS                                         SINCE DECEMBER 31, 1997 TILL JUNE 30, 1998
------------------------------                                         ------------------------------------------
The Growth Fund   ........................................................................ 19.8%
S&P 500 Stock Index ...................................................................... 17.71%

A, Khan Growth Fund $11,980
B,  S&P 500    - - -$11,771
          Graph showing the difference

* INITIAL INVESTMENT $10,000.
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

o The Standard & Poor's 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

  TOP TEN INDUSTRY SECTORS                         TOP TEN HOLDINGS
  ------------------------                         ----------------
HEALTHCARE                 18.3%             BERKSHIRE HATHAWAY CL. A   4.75%
CAPITAL GOODS               8.6%             PFIZER                     4.22%
PERSONAL CARE              7.45%             GILLETTE INC.              3.85%
ENERGY                     6.75%             GENERAL ELECTRIC           3.45%
BANKS                      6.53%             MICROSOFT                  3.42%
RETAIL                     6.19%             MERCK & CO.                2.80%
INSURANCE                  6.29%             PROCTOR & GAMBLE           2.76%
ELECTRONICS                5.61%             SBC COMMUNICATION          2.42%
FOOD, BEVERAGES & TOBACCO  5.38%             JOHNSON & JOHNSON          2.59%
AUTOS                      5.32%             WAL-MART                   2.39%


                                KHAN GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1998

   STOCKS -- 97.75%                               SHARES            MARKET VALUE
   ----------------                               ------            ------------
   Auto Related - 5.32         Chrysler                 350             19,731
                               Ford                     700             41,300
                               General Motor            400             26,725
                                                                        ------
                                                                        87,756

   Banks  - 6.53%              Chase Manhattan          750             56,625
                               Citicorp                 260             38,805
                               HSBC Holdings ADR         50             12,300
                                                                        ------
                                                                       107,730
   Basic Industries - 1.58%    duPont (EI)
                               deNemours & Co.          350             26,119
                                                                        ------
                                                                        26,119

   Capital Goods - 8.6%        Allied Signal            250             11,094
                               Boeing                   195              8,690
                               Caterpillar              360             19,035
                               General Electric         625             56,875
                               Minnesota Mining
                                Manufacturing           300             24,656
                               Rockwell International   450             21,628
                                                                        ------
                                                                       141,978
   Communication
    Services 3.44%             Bell South               250             16,781
                               SBC Communication       1000             40,000
                                                                        ------
                                                                        56,781
   Computers
    (hardware) -  3.96%       Compaq                  1,250             35,469
                              Hewlett-Packard           500             29,937
                                                                        ------
                                                                        65,406

   Computers 3.96%
    Software &
    Services)-3.42%           Microsoft                 520             56,355
                                                                        ------
                                                                        56,355

   Electronics - 5.61%        Cisco System              400             36,825
                              Intel                     280             20,755
                              Texas Instrument          600             34,987
                                                                        ------
                                                                        92,567

   Energy - 8.56%             British Petroleum         300             26,475
                              Chevron                   260             21,596
                              Exxon                     375             26,742
                              Mobil                     280             21,455
                              Pennzoil                  300             15,187
                                                                        ------
                                                                       111,456

   Financial  - 2.01%         Federal National
                                Mortg. Ass.             545             33,108
                                                                        ------
                                                                        33,108
   Food, Beverages &
    Tobacco -  5.38%          Coca-Cola                 450             38,475
                              McDonald's Corp           215             14,835
                              Nestle SA-Spons ADR       200             21,350
                              PepsiCo                   400             16,475
                              Philip Morris             480             18,900
                                                                        ------
                                                                       110,035

   Health Care - 18.3%        Abbot Laboratories        620             25,342
                              Am.  Home product         400             22,700
                              Bristol Myers Squibb      400             45,975
                              Elli Lilly                200             13,212
                              Johnson & Johnson         580             42,775
                              Merck & Co.               345             46,143
                              Pfizer                    640             69,560
                              Roche Holdings ADR        180             17,685
                              Schering-Plough           215             19,699
                                                                        ------
                                                                       301,093

   Insurance  - 6.29%         Berkshire Hathaway Cl. A    1             78,305
                              Marsh & McLannan          420             25,384
                                                                        ------
                                                                       103,689

   Media &
    Entertainment 4.01%       Walt Disney Co.           350             36,772
    & Photography             Eastman Kodak             220             16,074
                                                                        ------
                                                                        52,845

   Personal Care -  4.66%     Estee Lauder              200             13,937
                              Gillette                 1120             63,490
                              Proctor & Gamble          500             45,531
                                                                        ------
                                                                       122,98
   Publishing - 1.96%         McGraw-Hill               300             24,469
                                                                        ------
                                                                        24,469

   Retail - 6.19%             Home Depot                250             20,765
                              May Dept. Store           200             13,100
                              Walgreen Co.              700             28,919
                              Walmart Corp.             650             39,487
                                                                        ------
                                                                       102,272

                      Total Domestic common stocks   22,136          1,596,619
                        (Cost $1,351,188)

   PREFERRED  STOCKS - 0.97%  News Corp. Ltd.           500             16,062
                              (Cost $12,989)

   SHORT-TERM INVESTMENTS - 2.32%
                              Star Treasury                             38,325
                                                                      --------
                              Total investments  - 100.07%           1,651,007

   Other assets less
    liabilities - (0.07%)                                               (1,164)
                              Net assets 100%                       $1,649,843

                 see accompanying notes to financial statements.

                                KHAN GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1998


ASSETS:
 Investment, at market value (cost $1,402,502)              $ 1,651,007
 Dividends and interest receivable                                1,311
 Organization costs, net                                         29,641
 Reimbursement from advisor receivable                           51,451
                                                                -------
        Total assets                                          1,733,410

LIABILITIES:
 Due to Khan Investment Inc. for organization cost               36,818
 Accrued expenses                                                46,749
                                                                 ------
 Total liabilities                                               83,567

 Net assets applicable to shares outstanding                 $1,649,843
 Shares outstanding                                             267,324

Net asset value, offering and redemption price per
 share                                                            $6.17

                See accompanying notes to financial statements.

                                KHAN GROWTH FUND
                             STATEMENT OF OPERATION
                                  JUNE 30, 1998

        Investment income:
         Dividends                                              $ 9,360
         Interest                                                   515
                                                                    ---
        Total investment income                                   9,875

        Expenses
         Investment advisory fee                                  5,168
         Administration fee                                       1,723
         Registration fee                                         5,171
         Custodial fee                                            1,862
         Prospectus and shareholder's reports                     5,171
         Professional fees                                       23,376
         Director fees and expenses                               1,242
        Amortization of organization costs                        3,649
         Insurance fee                                            1,034
         Miscellaneous                                           15,945
                                                                -------
        Total expenses                                           64,341

        Reimbursed expenses                                     (50,560)
                                                                -------
        Net expenses                                             13,781
                                                                -------
        Net investment loss                                      (3,906)
                                                                -------
        Realized and unrealized gain on investments:

          Net realized gain on sales of investment               10,575
          Net unrealized appreciation of investments            239,816
                                                                -------
          Net realized and unrealized gain on investments       250,391
          Net increase in net assets resulting from
           operations                                           246,485

                 See accompanying notes to financial statements

                                KHAN GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                       FOR SIX MONTHS ENDED JUNE 30, 1998

        Operations:
           Net investment loss                                 $ (3,906)
           Net realized gain on investments                      10,575
           Net unrealized appreciation on investments           239,816
                                                                -------
           Net increase in net assets resulting
            from operations                                     246,485

          Dividends paid to Shareholders                         (7,983)
          Capital gains (0.03 per share short term)              (7,983)
          Net Capital Share Transactions (Notes)                261,689
                                                                -------
          Total increase in net assets                          500,191
         Net assets in beginning of period                    1,149,652
                                                              ---------
         Net assets at end of period                         $1,649,843
                                                             ----------
         Net assets consist of:
           Paid-in capital                                   $1,396,431
           Accumulated net investment income (loss)              (5,043)
           Accumulated net realized gain on sales
             of investments                                       9,950
           Accumulated net unrealized appreciation
             of investments                                     248,505
                                                                -------
        Net assets                                           $1,649,843
                                                             ----------

                 See accompanying notes to financial statements.

                                KHAN GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998
 (1) SIGNIFICANT ACCOUNTING POLICIES

     Khan Funds, (the Trust) is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Declaration of Trust provides for the issuance of multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. As of June 30 1998, the only series issued by the Trust is the Khan Growth Fund.

     The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common stock of large capitalization U.S. companies. Income is a secondary objective of the Fund. Khan Investment, Inc. serves as the Fund's investment adviser.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      A. SECURITY VALUATIONS - A security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

      B. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS -Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      C. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

(2)  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an investment advisory agreement with Khan Investment, Inc. (the Advisor). Under the terms of the investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the Trustees). The Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and policies. For its services, the Advisor receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the period ended June 30, 1998, the Advisor was paid $5,168. for such services.

     The Fund has an administrative services agreement (the Agreement) with the Advisor. Under the terms of the Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. The Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and facilities, and equipment and clerical personnel. The Advisor shall also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. For these services, the Advisor receives an annual fee, payable monthly , computed on the value of the net assets of the fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of the Fund. During the period ended June 30 1998, the Advisor was paid $1,723. for such services.

     The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund. These expenses are limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of business each business day. As of June 30, 1998, the Fund has not made any payments. All operating expenses of the Fund including those stated above are limited to an annual rate of 2% of the net assets of the Fund as of the close of business each business day.

 (3) DIRECTORS' FEES AND EXPENSES

     Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan Investment, Inc.

(4)  INVESTMENT SECURITIES

     The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period ended June 30 1998 was $509,873 and $279,738 respectively. The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30 1998 is as follows:

       Aggregate unrealized appreciation of investment securities     $ 288,862
       Aggregate unrealized depreciation of investment securities       (40,357)
                                                                      ---------
       Net unrealized appreciation of investment securities           $ 248,505
                                                                      =========
     Cost of investments for tax purposes is $1,402,502

 (5) CAPITAL STOCK

     Changes in the Fund's capital stock outstanding during the period ended June 30 1998 were as follows:

                                           SHARES   AMOUNT    SHARES    AMOUNT
                                           ------   ------    ------    ------
        Shares sold                        44,054   253,706   201,854  1,034,741
        Shares issued for reinvestment
         dividends and distribution
         distribution of capital gains      1,415     7,983
        Shares redeemed                         0         0         0          0
        Net increase                       45,469   261,689   201,854  1,034,741

As of June 30 1998 S. D. Khan and his family owned an aggregate of 66.38% of the outstanding shares of Of this Fund which may be deemed to control the Fund.

 (6) FINANCIAL HIGHLIGHTS

     Shown below are the financial highlights for a share of capital stock outstanding during the period January 1, 1998 to June 30 1998.

          Net asset value, beginning of the period         5.18
          Income from investment operations:
             Net investment income loss                   (0.01)(a)
             Net realized and unrealized gain
               on investment                               1.03
             Dividend paid                                 (.03)
             Net asset value, end of period             $  6.17
                                                     ===========
          Total return                                    43.98%(b)
                                                     ===========
          Ratio of expenses to average net assets          2.00 %(c)(d)(e)
                                                     ===========
          Ratio of net investment income loss to
           average net assets                             (0.57%)(d)(f)
                                                     ===========
          Portfolio turnover rate                         20.49%%
                                                     ===========
          Average commission rate paid                  $ 0.0805(g)
                                                     ===========
          Net assets, end of period                  $ 1,664,553
                                                     ===========
Financial Foot Notes:

          (a)  Calculated using averaged shares outstanding of 242,173.

          (b)  Total return is not annualized.

          (c) After fee waivers and/or expenses reimbursements Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursement was 9.34% annualized.

          (d)  Ratios are based an average net assets of $ 1,389,482

          (e)  Annualized.

          (f) After fee waivers and/or expenses reimbursement, Ratio of net investment loss to average assets prior to fee waivers and/or expense reimbursement was 7.90% (annualized).

          (g) The average commission rate paid is the total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.